This was previously filed under CIK 0001208027 and is re-filed solely for indexing purposes.

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 14, 2003


                        Morgan Stanley ABS Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     333-65702                13-3939229
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)

           1585 Broadway                                         10036
         New York, New York                               ----------------------
 ---------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code  (212) 761-4000
                                                            --------------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

         Item 5.  Other Events


         In connection with the offering of CDC Mortgage Capital Trust 2003-HE1, Mortgage Pass-through certificates, Series 2003-HE1, certain "Computational Materials", dated March 14, 2003, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                  ----------------------------------------------------------
         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibit 99.1. Related Computational Materials (as defined in
                  Item 5 above).

         (d)      Exhibit 99.2. Related Computational Materials (as defined in
                  Item 5 above).

         (e)      Exhibit 99.3. Related Computational Materials (as defined in
                  Item 5 above).

         (f)      Exhibit 99.4. Related Computational Materials (as defined in
                  Item 5 above).

         (g)      Exhibit 99.5. Related Computational Materials (as defined in
                  Item 5 above).

                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                               MORGAN STANLEY ABS CAPITAL I INC.
                               -------------------------------------------
                                    as Depositor and on behalf of CDC Mortgage
                                    Capital Trust 2003-HE1
                                    Registrant


                                            By:   /s/ Gail McDonnell
                                                  -----------------------------
                                                  Name:  Gail McDonnell
                                                  Title: Vice President



Dated:  March 14, 2003

                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1 Related Computational Materials (as defined in Item 5 above).

99.2 Related Computational Materials (as defined in Item 5 above).

99.3 Related Computational Materials (as defined in Item 5 above).

99.4 Related Computational Materials (as defined in Item 5 above).

99.5 Related Computational Materials (as defined in Item 5 above).